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                                                                EXHIBIT 10.40(a)

                    Allonge To Subordinated Promissory Note

     Under date of November 17, 1999, Nutrition For Life International, Inc., a Texas corporation ("NFLI") made a Subordinated Promissory Note (the "Note") to Pailla Reddy ("Reddy") in the principal amount of $2,500,000.

     NFLI and Reddy agree to amend the Note to provide that the first payment of principal of $1,000,000, plus interest, which was originally due one year from the date of the Note shall be due the earlier to occur of (i) the sale of all or substantially all of the assets or stock of NFLI; or (ii) May 17, 2001.

     This Allonge is an amendment to the Note and does not constitute discharge of the Note.
     This Allonge has been executed to be effective November 17, 2000, and is subject to the consent of General Electric Capital Corporation, NFLI's Senior Lender.

                                          NUTRITION FOR LIFE INTERNATIONAL, INC.


                                          ______________________________________
                                          Signature

                                          David P. Bertrand
                                          --------------------------------------
                                          Print Name

                                          President
                                          --------------------------------------
                                          Title

     ACCEPTED:

     ________________________________
     Pailla Reddy